UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934
Filed by the registrant ☑
Filed by a party other than the registrant ☐
Check the appropriate box:
☐ Preliminary proxy statement
☐ Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
☐ Definitive proxy statement
☑ Definitive additional materials
☐ Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
SUNAIR SERVICES CORPORATION

(Name of Registrant as Specified in Its Charter)
Payment of filing fee (Check the appropriate box):
☑	No fee required.

☐	Fee computed on the table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
(1)	Amount previously paid:

(2)	Form, schedule or registration statement no.:

(3)	Filing party:

(4)	Date Filed:

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) March 13, 2009
SUNAIR SERVICES CORPORATION
(Exact name of registrant as specified in its charter)

Florida	1-04334	59-0780772

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
595 South Federal Highway
Suite 500
Boca Raton, FL 33432
(Address of Principal Executive Office) (Zip Code)
(561) 208-7400
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, If Changed Since Last Report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01 Other Events
     On March 13, 2009, Sunair Services Corporation (“Sunair”) issued a press release in which it announced that it had filed a lawsuit against Michael Brauser, Dru Schmitt, Michael Herman and certain other co-defendants for violations of the federal securities laws in the United States District Court, the Southern District of Florida.. A copy of the press release and the complaint are attached to this Report as Exhibits 99.1 and 99.2 and are incorporated herein by reference.
     This information in this Report and Exhibits 99.1 and 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits.
99.1	Press Release dated March 13, 2009*

99.2	Complaint filed by Sunair Services Corporation against Michael Brauser, Michael Herman, Dru Schmitt, Charles Krauser, Joseph Q. DiMartini, Barry Honig, Leon Brauser, Massey Services, Inc. and John Does 1-10 in the United State District Court, the Southern District of Florida on March 12, 2009*

*	This exhibit is intended to be furnished and shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SUNAIR SERVICES CORPORATION
Date: March 13, 2009	By:	/s/ Jack I. Ruff
Jack I. Ruff
Chief Executive Officer

2

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release dated March 13, 2009*
99.2
Complaint filed by Sunair Services Corporation against Michael Brauser, Michael Herman, Dru Schmitt, Charles Krauser, Joseph Q. DiMartini, Barry Honig, Leon Brauser, Massey Services, Inc. and John Does 1-10 in the United State District Court, the Southern District of Florida on March 12, 2009*

*	This exhibit is intended to be furnished and shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended.

3

Exhibit 99.1
SUNAIR SERVICES CORPORATION FILES LAWSUIT AGAINST THE DISSIDENT GROUP
ALLEGING VIOLATIONS OF THE FEDERAL SECURITIES LAWS
Boca Raton, FL —March 13, 2009— Sunair Services Corporation (AMEX: SNR) announced that it filed a lawsuit in the United States District Court, in the Southern District of Florida, against Michael Brauser, Dru Schmitt, Michael Herman (the “Dissident Group”) and certain other defendants on March 12, 2009 for violations of federal securities laws. The complaint relates to actions that have arisen in connection with the information statement that the Dissident Group filed with the SEC on January 28, 2009, as amended on February 25, March 6 and March 9, 2009 (collectively, the “Information Statement”), in which they seek to remove the Company’s current Board of Directors and replace it with their nominees.
The complaint alleges that the Dissident Group and certain other co-defendants unlawfully solicited proxies from the Company’s shareholders in violation of Section 14(a) and 14(c) of the Exchange Act in connection with their actions to take control of the Company and replace the Company’s current Board of Directors with their six nominees. It also alleges that the Information Statement filed by the Dissident Group omits material information relating to Mr. Brauser’s background, including civil fraud litigation and a bankruptcy proceeding involving a company owned by Mr. Brauser.
With its lawsuit, the Company is seeking injunctive relief against the Dissident Group to prevent them from voting any proxies obtained in the unlawful proxy solicitation, requiring corrective disclosure in the Information Statement and establishing a 90-day cooling off period before the Dissident Group can commence any further activity relating to a change of control.
A copy of the Company’s lawsuit against the Dissident Group is available at the Company’s website located at http://www.amstock.com/ProxyServices/ViewMaterials.asp. It is also available at the SEC’s website located at www.sec.gov. The Company filed a Form 8-K today and the complaint is attached to its Form 8-K filing as Exhibit 99.2.
ABOUT SUNAIR
Sunair Services Corporation, a Florida corporation, through its wholly owned subsidiary, Middleton Pest Control, Inc., with headquarters located in Orlando, Florida, provides pest control and lawn care services to both residential and commercial customers. Middleton provides essential pest control services and protection against termites and insects to homes and businesses. In addition, Middleton supplies lawn care services to homes and businesses, which includes fertilization treatments and protection against disease, weeds and insects for lawns and shrubs. For more information about Sunair, please visit http://www.sunairservices.com.
Contact:
Jaime Torres, Investor Relations
561-955-7300

Exhibit 99.2

FILED by Page 1 of 12 D.C.
ELECTRONIC

Mar. 12, 2009

STEVEN M. LARIMORE CLERK U.S. DIST. CT. S.D. OF FLA. MIAMI
UNITED STATES DISTRICT COURT
SOUTHERN DISTRICT OF FLORIDA

SUNAIR SERVICES CORPORATION, a Florida	Case No.:
Corporation	09-80417-Civ-MARRA/JOHNSON

Plaintiffs,

v.

MICHAEL BRAUSER, an individual, MICHAEL HERMAN, an individual, and DRU SCHMITT, an individual, CHARLES KRAUSER, an individual, JOSEPH Q. DIMARTINI, an individual, BARRY HONIG, and individual, LEON BRAUSER, an individual, MASSEY SERVICES, INC., a corporation, and JOHN DOES 1-10

Defendants.

/

COMPLAINT
     Plaintiff, Sunair Services Corporation (“Sunair”), by and through undersigned counsel, sues Defendants, Michael Brauser (“Michael Brauser”), Michael Herman (“Herman”), Dru Schmitt (“Schmitt”), Charles Krauser (“Krauser”), Joseph Q. DiMartini (“Martini”), Barry Honig (“Honig”), Leon Brauser (“Leon Brauser”), Massey Services, Inc. (“Massey”) and John Does 1-10 (collectively “Defendants”), and alleges as follows:
NATURE OF THE ACTION
     1. This is an action for temporary and permanent injunctive relief against Defendants in connection with violations of federal securities laws.
JURISDICTION AND VENUE
     2. This action arises Sections 14(a) and 14(c) of the 1934 Exchange Act, and the rules and regulations promulgated thereunder by the Securities and Exchange Commission (“SEC”).

     3. Jurisdiction over the subject matter of this action is based upon 28 U.S.C. § 1331 and Section 27 of the 1934 Exchange Act, 15 U.S.C. § 78aa.
     4. Venue in this district is proper pursuant to Section 27 of the 1934 Exchange Act, 15 U.S.C. § 78aa, and 28 U.S.C. § 1391.
PARTIES
     5. Sunair is a publicly traded, Florida corporation. Through its wholly owned subsidiary, Middleton Pest Control, Inc., Sunair provides pest control and lawn care services to both residential and commercial customers.
     6. Defendant, Michael Brauser, is a United States citizen who resides in Broward County, Florida. Defendant Michael Brauser is a shareholder of Sunair.
     7. Defendant, Herman, is a United States citizen who resides in Colorado Springs, Colorado. Defendant Herman is a shareholder of Sunair.
     8. Defendant, Schmitt, is a United States citizen who resides in St. Louis, Missouri. Defendant Schmitt is a shareholder of Sunair.
     9. Defendant, Krauser, is a United States citizen who resides in Palm Beach County, Florida. Defendant Krauser is a shareholder of Sunair.
     10. Defendant, DiMartini, is a United States citizen who resides in Clayton, Missouri. Defendant DiMartini is a shareholder of Sunair.
     11. Defendant, Honig, is a United States citizen who resides in Palm Beach County, Florida. Defendant Honig is a shareholder of Sunair.
     12. Defendant, Leon Brauser, is a United States citizen who resides in Palm Beach County, Florida. Defendant Leon Brauser is a shareholder of Sunair.
     13. Defendant, Massey Services, Inc., is a Florida corporation, located at 315 Groveland Street, Orlando, Florida 32804. Massey is a shareholder of Sunair.

     14. John Does 1-10 are United States citizens who are shareholders of Sunair and whose identities and addresses are presently unknown. Following discovery it is anticipated that they will be added as additional Defendants.
     15. Defendants have acted as agents for one another and co-conspirators in connection with the wrongful acts alleged in this Complaint, and the acts and statements made by one are attributable to and binding on all.
FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION
     16. On January 28, 2009, Sunair filed a Proxy Statement with the SEC, pursuant to Section 14(a) of the 1934 Exchange Act, in connection with its annual shareholders meeting to elect seven members of its Board of Directors.
     17. On February 2, 2009, Defendants, Michael Brauser, Herman and Schmitt, filed a Schedule 14C Information Statement with the SEC ( “Schedule 14C Information Statement”). In the Schedule 14C Information Statement, Defendants, Michael Brauser, Herman and Schmitt, claimed to have executed consents for more than 50 percent of the outstanding shares of Sunair, and indicated that Sunair’s current directors would be removed and replaced with Defendants, Michael Brauser, Leon Brauser, Herman, DiMartini and Schmitt, as well as with Scott Frohman and Gregory Sturgis.
     18. On February 25, 2009, Defendants Michael Brauser, Herman and Schmitt, filed Amendment No. 1 to the Schedule 14C Information Statement ( “Amendment No. 1”).
     19. On March 6, 2009, Defendants Michael Brauser, Herman and Schmitt, filed Amendment No. 2 to the Schedule 14C (“Amendment No. 2”).
     20. On March 9, 2009, Defendants Michael Brauser, Herman and Schmitt, filed Amendment No. 3 to the Schedule 14C (“Amendment No. 3”). In Amendment No. 3,

Defendants, Michael Brauser, Herman and Schmitt, state that the following persons have orally agreed to sign written consents to replace the entire current Board of Directors, with Defendants, Michael Brauser, Leon Brauser, Herman, DiMartini and Schmitt, as well as with Scott Frohman and Gregory Sturgis: (1) Defendant Michael Brauser, (2) Defendant Herman, (3) Defendant Schmitt, (4) Defendant DiMartini, (5) Defendant Honig, (6) Defendant Leon Brauser, (7) Defendant Charles Krauser, (8) Gregory Sturgis, (9) Leroy Lanhuis, (10) Izzy Zalcberg, and (11) Defendant Massey.
DEFENDANTS’ VIOLATIONS OF SECTIONS 14(A) AND 14(C)
     21. As described more fully below, Defendants have failed and refused to file a preliminary or definitive written proxy statement, containing the information specified in Schedule 14(a). Nonetheless, under false cover of their Schedule 14C Information Statement, and amendments thereto, Defendants, by means or instrumentality of interstate commerce, have unlawfully solicited proxies from shareholders of Sunair, or have permitted the use of their names to solicit proxies from shareholders, without providing the requisite disclosures. Defendants Michael Brauser, Herman and Schmitt, also have made false and misleading statements of material fact in the solicitation of these proxies in violation of SEC Rules 14a-9 and 14c-6. Additionally, Defendants have conspired with each other and John Does 1-10 to violate the federal securities laws, including recruiting and encouraging others to violate Section 14A and the rules regulating proxy solicitations.
     22. As described more thoroughly below, Defendants’, Michael Brauser, Herman and Schmitt, Schedule 14C Information Statement and Amendment Nos. 1, 2 and 3 thereto contain false and misleading statements.
     23. Commencing on or around February 2009 and continuing through the date of the filing of the Complaint, Defendants have made use of a shareholders list and, by means of telephonic communication, have solicited shareholders of Sunair to provide proxies to them in connection with the removal of the present Board of Directors of Sunair.
     24. Defendants also knowingly have permitted the use of their names to solicit proxies from Sunair shareholders. Defendants, all of whom are listed in Amendment No. 3, expected to benefit from the proposed replacement of the directors, as all such Defendants either are listed in Amendment No. 3 as Board of Director nominees or part of the proposed control group of shareholders.
     25. At the time of the aforementioned solicitations, Defendants had not filed a preliminary or definitive written proxy statement, containing the information specified in Schedule 14(a).
     26. In order falsely to mask this illegal proxy solicitation, Defendants, Michael Brauser, Herman and Schmitt, in Amendment Nos. 1, 2 and 3 denied that they have engaged in any proxy solicitation when in fact, they know that such assertion is false. For example, Defendant Krauser, who is listed in Amendment Nos. 2 and 3 as a member of the control group, owning 80,000 shares, has admitted that he was directly solicited by telephone by Defendant Schmitt, who advised him that he was “going down the shareholders list” and soliciting other shareholders as well. Defendant Krauser then directly solicited, by means of telephone, other Sunair shareholders and indicated to one Sunair shareholder that he was “calling everyone” among the Sunair shareholders. Defendant Krauser even tried to solicit persons whom he believed to be, but were not, Sunair shareholders.
     27. In the Schedule 14C and Amendment Nos. 1, 2 and 3, Defendants, Michael Brauser, Herman and Schmitt, make false representations of fact and omit to state material facts regarding Defendant Michael Brauser, who is the center of the conspiracy.
     28. Defendants, Michael Brauser, Herman and Schmitt, omit to disclose Defendant Michael Brauser’s checkered past, as detailed more fully below, including civil fraud litigation filed against Defendant Michael Brauser relating to his involvement with various public companies, a bankruptcy involving a company owned by Defendant Michael Brauser, and violations of SEC rules.
     29. The civil fraud litigation relates to Defendant Michael Brauser, in his role as the former President, Chief Executive Officer and Director of Naviant, a company that delivered e-mail marketing campaigns to online consumers that was acquired by Equifax on August 15, 2002, via merger. On September 2, 2005, Equifax and Naviant filed an Amended Demand for Arbitration with the American Arbitration Association, alleging fraud, deceit and misleading misrepresentations by Defendant Michael Brauser. Specifically, Equifax alleged that Defendant Michael Brauser participated in the fraudulent creation of fictitious receivables and further participated in accounting overstatements that disguised Naviant’s true financial condition.
     30. Defendants, Michael Brauser, Herman and Schmitt, further omit to disclose that Equifax sued Defendant Michael Brauser for fraud and breach of contract in, Equifax, Inc. v. Michael Brauser, et al., Case No. 04-80754 (S.D. Fla.) (“Federal Fraud Litigation”) in the United States District Court for the Southern District of Florida.
     31. Equifax alleges in the Federal Fraud Litigation that, in order to induce Equifax to enter into a merger with Naviant, Defendant Michael Brauser (a) hid low-priced “CPM” (Cost Per Thousand) e-mail transactions in order to inflate Naviant’s effective CPM rate, (b) maintained one set of books for Naviant that was more accurate and complete and another that omitted the low-priced e-mail transactions, which Naviant provided to Equifax and its accountants during merger negotiations, (c) misrepresented the volume and price of transactions that accounted for a large percentage of Naviant’s pre-acquisition revenue, and (d) engaged in fictitious transactions with other email marketing companies to inflate Naviant’s financial performance.
     32. Defendants, Michael Brauser, Herman and Schmitt, further omit to disclose that the Federal Fraud Litigation was settled in exchange for, among other things, the payment to Equifax of the remaining amounts that remained in a $10,000,000.00 Escrow Fund that was set aside as security for the indemnification obligations of the selling shareholders of Naviant at the time of the merger agreement with Equifax.
     33. Defendants, Michael Brauser, Herman and Schmitt, further omit to disclose that, after settlement of the Federal Fraud Litigation, Softbank Capital Partners (“Softbank”), a Naviant shareholder, sued Defendant Michael Brauser on March 24, 2008, in the Federal Fraud Litigation for breach of contract and indemnification for Defendant Michael Brauser’s failure to pay Softbank his share of the millions of dollars of attorney’s fees and costs incurred by Softbank in its capacity as the shareholders representative of Naviant. Softbank claims that “a substantial portion of Equifax’s claims were meritorious” and Defendant Michael Brauser had been “intimately involved in carrying out various frauds at Naviant and covering up their misdeeds through threats and intimidation.” Softbank also claims that Defendant Michael Brauser represented to Softbank that he was “judgment proof” as a result of transferring away all of his personal assets, with the exception of his Bentley automobile and personal computer. Trial is scheduled for July 27, 2009.
     34. Defendants, Michael Brauser, Herman and Schmitt, further omit to disclose that Defendant Michael Brauser also was sued on January 30, 2009, for fraud and breach of fiduciary duty in Kast v. The Tube Media Corp., 09-06285, in the Circuit Court for the 17th Judicial Circuit in and for Broward County, Florida (“State Fraud Litigation”), in connection with Defendant Michael Brauser’s role as a Director of The Tube Media Corp., a publicly traded company that ceased operation in October 2007. Specifically, Defendant Michael Brauser is accused of knowingly withholding payroll taxes from employees without remitting them to the government, filing materially false and misleading financial reports, and intentionally making misrepresentations of material facts.
     35. Defendant Michael Brauser also was a member of The Tube Media Corp.’s Board of Directors’ Compensation Committee, Nominating and Corporate Governance Committee and Audit Committee. Defendants, Michael Brauser, Herman and Schmitt, fail to disclose that The Tube Media Corp. was delisted from the OTC bulletin board after it “did not conduct an audit of its year ended December 31, 2006, financial statements and did not file a Form 10-KSB as required by SEC Rules.”
     36. Defendants, Michael Brauser, Herman and Schmitt, selectively disclose Mr. Brauser’s relationship with some companies during the timeframe from 1999 to the present, but neglect to disclose his relationship with others. For example, they fail to disclose that Defendants, Michael Brauser and Leon Brauser, were owners of a telecommunications firm, The Telephone Co. of Central Florida, which filed for bankruptcy, see In re Telephone Co. of Central Florida, Inc., Case No. 6:98-bk-04587-ABB (M.D. Fla.) (“Telephone Co. Bankruptcy”), and that Defendant Michael Brauser was sued in an adversary proceeding on May 25, 2000, related to the Telephone Co. Bankruptcy. The Official Committee of Unsecured Creditors v. Michael Brauser, Adversary Case No. 00-125 (M.D. Fla.).

     37. Defendant Michael Brauser also fails to disclose that his true motivation in affecting a change in control in Sunair is to sell the company for less than fair market value to Massey, a competitor of Sunair, in order for Defendant Michael Brauser to earn a $1,000,000.00 commission under a side-agreement which appears to violate Florida law, because Defendant Michael Brauser is not a broker/dealer. Although Defendants disclose that Defendant Michael Brauser may be paid this $1,000,000.00 fee if Massey acquires all of the outstanding securities of Sunair or acquires substantially all of the assets, Defendant Michael Brauser does not disclose that his personal enrichment through this $1,000,000.00 commission is his true motivation in affecting a change in control.
COUNT I
(Violation of Section 14(a) of the 1934 Exchange Act
and SEC Rules promulgated thereunder vs. All Defendants)
38. Sunair realleges the allegations contained within Paragraphs 1 through 37 above, as if fully alleged herein.
39. Defendants have engaged in an unlawful solicitation of proxies in violation of Section 14(a) of the Exchange Act and SEC Rule 14a-3 and 14a-9.
40. Sunair has a substantial likelihood of success on the merits.
41. If this Court does not issue a preliminary and permanent injunction, Sunair will suffer irreparable harm if the Court does not issue an injunction.
42. Sunair has no adequate remedy at law.
43. The threatened injury to Sunair outweighs the harm an injunction may cause Defendants.
44. An injunction, if issued, will not disserve the public interest.
WHEREFORE, Sunair requests (a) a declaration that Defendants’ acts and omissions violate Section 14(a) of the ’34 Act and the rules promulgated thereunder, (b) a declaration invalidating and voiding all consents and proxies obtained by Defendants, (c) entry of a preliminary and permanent injunction against Defendants, prohibiting them from engaging in unlawful proxy solicitation, and prohibiting Defendants from voting any proxies or consents they have obtained, (d) establishing a 90-day cooling off period before Defendants can commence any further activity calculated to obtain consents or proxies, and (e) after expiration of the 90-day cooling off period, ordering Defendants to comply with Section 14(a) in the event that they seek to re-solicit proxies, together with any such other and further relief as the Court may deem just and proper.
COUNT II
(Violation of Section 14(c) of the ‘34 Act and SEC Rules promulgated thereunder vs. Defendants, Michael Brauser, Herman and Schmitt)
45. Sunair realleges the allegations contained within Paragraphs 1 through 37 above, as if fully alleged herein.
46. Defendants, Michael Brauser, Herman and Schmitt, willfully have made false and misleading statements with respect to material facts and/or omissions of material facts in its Schedule 14C Information Statement, Amendment No. 1, Amendment No. 2 and Amendment No. 3.
     47. The Schedule 14C Information Statement, Amendment No. 1, Amendment No. 2 and Amendment No. 3 were essential links in accomplishing Defendants’ proposed removal and replacement of Sunair’s Board of Directors.
     48. Sunair has a substantial likelihood of success on the merits.
     49. Sunair will suffer irreparable harm if the Court does not issue an injunction.
     50. Sunair has no adequate remedy at law.
     51. The threatened injury to Sunair outweighs the harm an injunction may cause

     Defendants.
     52. An injunction, if issued, will not disserve the public interest.
     WHEREFORE, Sunair requests (a) a declaration that Defendants’, Michael Brauser, Herman and Schmitt, acts and omissions violate Section 14(c) of the ’34 Act and the rules promulgated thereunder, (b) entry of preliminary and permanent injunction, requiring Defendants, Michael Brauser, Herman and Schmitt, to make corrective disclosures, (c) entry of a preliminary and permanent injunction against Defendants, prohibiting them from engaging in unlawful proxy solicitation, and prohibiting Defendants from voting any proxies or consents they have obtained, (d) establishing a 90-day cooling off period before Defendants can commence any further activity calculated to obtain any change in control, and (e) after expiration of the 90-day cooling off period, ordering Defendants to comply with Section 14(c) in the event that they seek to re-solicit proxies, together with any such other and further relief as the Court may deem just and proper.

GUNSTER, YOAKLEY & STEWART Attorneys for Sunair Services Corporation Las Olas Centre, Suite 1400 450 East Las Olas Boulevard Fort Lauderdale, FL 33301 Telephone: 954-462-2000 Facsimile: 954-523-1722

By:	/s/ Robert S. Hackleman
Robert S. Hackleman
Florida Bar No. 284041 Michael W. Marcil Florida Bar No. 091723

JS 44 (Rev. 2/08)

09-80417-Civ-MARRA/JOHNSON

CIVIL COVER SHEET

I. (a) PLAINTIFFS

SUNAIR SERVICES CORPORATION

(c) Attorney's (Firm Name, Address, and Telephone Number)

DEFENDANTS

MICHAEL BRAUSER, MICHAEL HERM[...]
CHARLES KRAUSER and JOHN DOES 1-10,

County of Residence of First Listed Defendant: Broward
(IN U.S. PLAINTIFF CASES ONLY)

Attorneys (If Known)

09cv 80417-KAM/LRJ

- ☐ 1 U.S. Government Plaintiff
- ☑ 3 Federal Question (U.S. Government Not a Party)
- ☐ 2 U.S. Government Defendant
- ☐ 4 Diversity (Indicate Citizenship of Parties in Item III)

III. CITIZENSHIP OF PRINCIPAL PARTIES (Place an "X" in One Box for Plaintiff and One Box for Defendant) (For Diversity Cases Only)

	PTF	DEF		PTF	DEF
Citizen of This State	☐ 1	☐ 1	Incorporated or Principal Place of Business In This State	☐ 4	☐ 4
Citizen of Another State	☐ 2	☐ 2	Incorporated and Principal Place of Business In Another State	☐ 5	☐ 5
Citizen or Subject of a Foreign Country	☐ 3	☐ 3	Foreign Nation	☐ 6	☐ 6

TORTS

PROPERTY RIGHTS
- ☐ 820 Copyrights
- ☐ 830 Patent
- ☐ 840 Trademark

V. ORIGIN (Place an "X" in One Box Only)

☑ 1 Original Proceeding ☐ 2 Removed from State Court ☐ 3 Re-filed- (see VI below) ☐ 4 Reinstated or Reopened ☐ 5 Transferred from another district (specify) ☐ 6 Multidistrict Litigation ☐ 7 Appeal to District Judge from Magistrate Judgment

VI. RELATED/RE-FILED CASE(S). (See instructions second page):

a) Re-filed Case ☐ YES ☑ NO b) Related Cases ☐ YES ☑ NO

JUDGE DOCKET NUMBER

VII. CAUSE OF ACTION

VIII. REQUESTED IN COMPLAINT: ☐ CHECK IF THIS IS A CLASS ACTION UNDER F.R.C.P. 23 DEMAND $

ABOVE INFORMATION IS TRUE & CORRECT TO THE BEST OF MY KNOWLEDGE

SIGNATURE OF ATTORNEY OF RECORD

DATE 3/12/09

FOR OFFICE USE ONLY

AMOUNT 350.00 RECEIPT # 345417 IFP

IS 44 (Rev. 2/08)CIVIL COVER SHEET The JS 44 civil cover sheet and the information contained herein neither replace nor supplement the filing and service of pleadings or other papers as re by local rules of court. This form, approved by the Judicial Conference of the United States in September 1974, is required for the use of the Clerk of the civil docket sheet. (SEE INSTRUCTIONS ON THE REVERSE OF THE FORM.) NOTICE: Attorneys:MUST Iiidicate All Re-filed Ca I. (a) PLAINTIFFS SUNAIR SERVICES CORPORATION (b) County of Residence of First Listed Plaintiff Palm Beach (EXCEPT IN U.S. PLAINTIFF CASES) (c) Attorney’s (Firm Name, Address, and Telephone Number) Robert S. Hackleman, Esq., Gunster, Yoakley & Stewart, P.A. 450 E. Las Olas Blvd., Suite 1400, Fort Lauderdale, FL 33301 (954) 462-2000 DEFENDANTSSTEVEN M. LARIMORE CLERK U.S. DIST. CT. MICHAEL BRAUSER, MICHAEL HERN S.D. OF FLA. — MIAMI CHARLES KRAUSER and JOHN DOES 1-10, County of Residence of First Listed DefendantBroward (IN U.S. PLAINTIFF CASES ONLY) NOTE: IN LAND CONDEMNATION CASES, USE THE LOCATION OF THE TRACT LAND INVOLVED. Attorneys (If Known) (d) Check County Where Action Arose: MIAMI-DADE MONROE BROWARD PALM BEACH a MARTIN ST.LUCIE INDIAN RIVER OKEECHOBEE HIGHLANDS II. BASIS OF JURISDICTION (Place an “X” in One Box Only) III. CITIZENSHIP OF PRINCIPAL PARTIES(Place an “X” in One Box for Pla intiff (For Diversity Case Only) and One Box for Defendant) 1 U.S. Government 3 Federal Question PTF DEF PTF DEF Plaintiff (U.S. Government Not 8 Party) Citizen of This State 1 1 Incorporated or Principal Place 0 4 4 of Business In This State a 2 U.S. Government 4 Diversity Citizen of Another State a 2 a 2 Incorporated and Principal Place 5 5 Defendant (Indicate Citizenship of Parties in Item III) of Business In Another State Citizen or Subject of a 3 a 3 Foreign Nation 6 a 6 Foreign Country TV. NATURE OF SUIT (Place an “X” in One Box Only) CONTRACT 110 Insurance 120 Marine 130 Miller Act 140 Negotiable Instrument 150 Recovery of Overpayment & Enforcement of Judgment 151 Medicare Act 152 Recovery of Defaulted Student Loans (Excl. Veterans) 153 Recovery of Overpayment of Veteran’s Benefits 1 60 Stockholders’ Suits 1 90 Other Contract 1 95 Contract Product Liability 196 Franchise REAL PROPERTY 210 Land Condemnation 220 Foreclosure 230 Rent Lease & Ejectment 240 Tor ts to Land 245 Tort Product Liability 290 All Other Real Property TO PERSONAL INJURY 310 Airplane 315 Airplane Product Liability 320 Assault, Libel & Slander 330 Federal Employers’ Liability 340 Marine 345 Marine Product Liability 350 Motor Vehicle 355 Motor Vehicle Product Liability 360 Other Personal Injury CIVIL RIGHTS 441 Voting 442 Employment 443 Housing/ Accommodations 444 Welfare 445 Amer. w/Disabilities Employment 446 Amer. w/Disabilities Other 440 Other Civil Rights RTS PERSONAL INJURY 362 Personal Injury -Med. Malpractice 365 Personal Injury -Product Liability 368 Asbestos Personal Injury Product Liability PERSONAL PROPERTY 370 Other Fraud 371 Truth in Lending 380 Other Personal Property Damage 385 Property Damage Product Liability PRISONER PETITIONS 510 Motions to Vacate Sentence Habeas Corpus: 530 General 535 Death Penalty 540 Mandamus & Other 550 Civil Rights 555 Prison Condition FORFEITURE/PENALTY 610 Agriculture 620 Other Food & Drug 625 Drug Related Seizure of Property 21 USC 881 630 Liquor Laws 640 R.R. & Truck 650 Airline Regs. 660 Occupational Safety /Health 690 Other LABOR 710 Fair Labor Standards Act 720 Labor /Mgmt. Relations 730 Labor/Mgmt.Reporttng & Disclosure Act 740 Railway Labor Act 790 Other Labor Litigation 791 Empl. Ret. Inc. Securit Act IMMIGRATION 462 Naturalization Application 463 Habeas Corpus-Alien Detainee 465 Other Immigration Actions BANKRUPTCY 422 Appeal 28 USC 158 423 Withdrawal 28 USC 157 PROPERTY RIGHTS 820 Copyrights 830 Patent 840 Trademark SOCIAL SECURITY 861 HIA (1395ff) 862 Black Lung (923) 863 DIWC/DIWW (405(g)) 864 SSID Title XVI 865RSI(40S(g)) FEDERAL TAX SUITS 870 Taxes (U.S. Plaintiff or Defendant) 871 IRS— Third Party 26 USC 7609 OTHER STATUTES 400 State Reapportionment 410 Antitrust 430 Banks and Banking 450 Commerce 460 Deportation 470 Racketeer Influenced and Corrupt Organizations 480 Consumer Credit 490 Cable/Sat TV 810 Selective Service 850 Securities/Commodities/ Exchange 875 Customer Challenge 12USC 3410 890 Other Statutory Actions 891 Agricultural Acts 892 Economic Stabilization Act 893 Environmental Matters 894 Energy Allocation Act 895 Freedom of Information Act 900 Appeal of Fee Determination Under Equal Access to Justice 950 Constitutionality of State Statutes V. ORIGIN M 1 Original Proceeding (Place an “X” in One Box Only) 2 Removed from 3 State Court Re-filed-(see VI below) 4 Reinstated or Reopened ___Transferred from 5 another district (specify) 6 Multidistrict Litigation Appeal to District 7 Judge from Magistrate Judgment VI. RELATED/RE-FILED CASE(S). a) Re-filed Case DYES JNO (See instructions second page): JUDGE b) Related Cases OYES NO DOCKET NUMBER Cite the U.S. Civil Statute under which you are filing and Write a Brief Statement of Cause (Do not cite jurisdictional statutes unless diversity): VII. CAUSE OF ACTION This is an action for injunctive relief, arising out of Section 14 of the Securities Exchange Act of 1934 LENGTH OF TRIAL via 3days estimated (for both sides to try entire case) LENGTH OF RRIAL via 3 days estimated (tor bom sides to try entire case) VIII. REQUESTED IN CHECK IF THIS IS A CLASS ACTION DEMANDS COMPLAINT: UNDER F.R.C.P. 23 CHECK YES only if demanded in complaint: JURY DEMAND: Yes No ABOVE INFORMATION IS TRUE & CORRECT TO SIGNATURE OF ATTORNEY OF RECORD THE BEST OF MY KNOWLEDGE DATE 3/12/09 FOR OFFICE USE ONLY AMOUNT RECEIPT # 545414